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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report March 23, 2001



                        Commission file number 333-21411

                               _________________


                               ROSE HILLS COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                                   13-3915765
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification No.)


                          3888 South Workman Mill Road
                           Whittier, California 90601
              (Address of principal executive offices) (Zip Code)

                                 (562) 692-1212
               Registrant's telephone number, including area code


                                      N/A
             (Former name, former address and former fiscal year,
                         if changed since last report)

                               _________________

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ITEM 5. OTHER EVENTS.

The Rose Hills Company (the Company) has finalized its discussions with the staff of the Securities and Exchange Commission regarding the implementation of Staff Accounting Bulleting No. 101, "Revenue Recognition in Financial Statements" (SAB No. 101). The Company has implemented SAB No. 101 effective beginning in the first quarter of 2000. The change will not have an impact on the Company's consolidated cash flows. As a result of the discussions with the SEC Staff, the Company has agreed to change certain of its accounting policies primarily with respect to the timing of revenue recognition related to sales of preneed cemetery merchandise and services. The company's conclusions regarding the application of SAB No. 101 are fully described in a letter to the SEC attached as Exhibit 99.1 to this Current Report on Form 8-K which exhibit is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Letter dated March 19, 2001 from the Rose Hills Company to Ms. Jane Poulin, Associate Chief Accountant of the Securities and Exchange Commission regarding the Company's conclusions regarding the application of SAB No. 101.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 23, 2001


                                 Rose Hills Company


                                                 /s/ Kenton C. Woods
                                 -----------------------------------------------
                                                     Kenton C. Woods
                                          Executive Vice President, Finance,
                                Chief Financial Officer, Secretary and Treasurer
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                                 EXHIBIT INDEX


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
EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
99.1 Letter dated March 19, 2001 from Rose Hills Company to Ms. Jane Poulin, Associate Chief Accountant of Securities and Exchange Commission regarding the Company's conclusions regarding the application of SAB No. 101.

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